Exhibit 10.ii.a

Buenos Aires, July 1, 2009.

Messers

Cargill S.A.C.I.

Av. Leandro N. Alem 928 Piso 9

City of Buenos Aires

Dear Sirs,

In our capacity as Representatives of MOSAIC DE ARGENTINA S.A., hereinafter referred to as “MOSAIC”, domiciled at Avda. Leandro N. Alem 928, piso 9°, City of Buenos Aires, we hereby make the following Commercial Offer (the “Offer”) to you, hereinafter referred to as “CARGILL”, which offer consists in MAP and MES fertilizers as it is detailed down below.

In case you accept the Offer herein, it shall be governed by the terms and conditions stated below, namely:

SECTION ONE. PURPOSE

Pursuant to the Offer herein, in the event you accept it, MOSAIC undertakes to sell MAP and MES in Argentina with delivery in July and August 2009 in our Plant of Quebracho, General San Martin Port, Santa Fe Province, as more particularly described on Exhibit A attached hereto and made a part hereof.

The Offer herein shall be deemed implicitly accepted by you upon the first purchase order made by effective means after receipt of the Offer hereof.

SECTION TWO:TERM

In addition, the Offer herein, if accepted by you, shall be valid and binding as from July 1, 2009 and up until August 31, 2010.

SECTION THIRD: ASSIGNMENT

Neither of the Parties may assign, or transfer under any title, and/or grant license under the rights and/or obligations arising from this Offer, nor under the Offer itself, to any individual or entity, without the prior express consent of the other Party.

SECTION FOUR: DOMICILE – CONFLICT RESOLUTION

For all legal purposes, CARGILL hereby sets its domicile at Avda Leandro N. Alem 928, piso 9º, City of Buenos Aires, and MOSAIC at Avda Leandro N. Alem 928, piso 9, City of Buenos Aires. Any controversy that may arise between the Parties in relation to the Offer herein, its existence, validity, qualification, construction, scope or performance that cannot be resolved amicably by the Parties shall be submitted to the final and binding judgment of the District Court of the City of Buenos Aires [Tribunales Ordinarios de la Ciudad Autónoma de Buenos Aires].

By Mosaic de Argentina S.A.:

Name:

Title:Agents